UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 12, 2008
(Date of earliest event reported): June 12, 2008
DUKE ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32853 (Commission File Number)	20-2777218 (IRS Employer Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On October 3, 2007, Duke Energy Corporation (the “Company”) filed with the Securities and Exchange Commission an automatic shelf registration statement on Form S-3 (Registration No. 333-146483) (the “Registration Statement”) relating to the offering of the Company’s common stock and debt securities. The document filed as an exhibit to this Current Report on Form 8-K under Item 9.01 is being filed as an additional exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

Exhibit 25.9	Statement of Eligibility of The Bank of New York Trust Company, N.A.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: June 12, 2008	By:	/s/ Robert T. Lucas
		Name:	Robert T. Lucas III, Esq.
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 25.9	Statement of Eligibility of The Bank of New York Trust Company, N.A.